UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2024

Immunocore Holdings plc
(Exact name of registrant as specified in its Charter)

England and Wales	001-39992	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

92 Park Drive, Milton Park Abingdon, Oxfordshire, United Kingdom	OX14 4RY
(Address of principal executive offices)	(Zip Code)
+44 1235 438600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	IMCR	The Nasdaq Stock Market LLC
Ordinary share, nominal value £0.002 per share*	*	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

Immunocore Holdings plc (the “Company”) expects to report preliminary unaudited net product revenue (“net sales”) arising from the sales of KIMMTRAK (tebentafusp) of approximately $66 million for the fourth quarter of 2023 and approximately $235 million for the full year 2023 in accordance with U.S. general accepted accounting principles (“U.S. GAAP”). In the fourth quarter of 2023, KIMMTRAK sales growth came primarily from continued commercial progress in the United States. Additionally, due primarily to increases in commercial and clinical expenses, the Company expects its  research and development (“R&D”) expenses and selling, general and administrative (“SG&A”) expenses will increase when compared to such expenses for the third quarter of 2023. The increases in R&D expenses and SG&A expenses described do not include unrealized foreign exchange losses on the translation of monetary foreign currency balances. Under U.S. GAAP, the Company will report foreign exchange gains and losses on a separate line below “Operating (loss)/ income” on the Company’s consolidated statements of operations and comprehensive loss. The Company’s financials were previously prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board. Under IFRS, “foreign exchange gains and losses” were previously reported within total SG&A expenses in the Company’s financial statements.

The Company’s preliminary unaudited cash and cash equivalents at December 31, 2023 was approximately $443 million.

The Company’s audited consolidated financial statements at and for the year ended December 31, 2023 are not yet available. As a result, the financial information described in this Item 2.02 is preliminary and unaudited, and represents management’s estimate as of the date of this Current Report on Form 8-K, and is subject to completion of the Company’s financial closing procedures for the fourth quarter and fiscal year ended December 31, 2023. These preliminary results may materially differ from the actual results that will be reflected in the Company’s audited consolidated financial statements when they are completed and publicly disclosed.  The Company’s independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance with respect to, the Company’s preliminary results.

The financial information presented in this Item 2.02 does not present all necessary information for a complete understanding of the Company’s financial condition as of December 31, 2023, or the Company’s results of operations for the year ended December 31, 2023. This preliminary financial data should not be viewed as a substitute for full financial statements for the year ended December 31, 2023 prepared in accordance with U.S. GAAP. Effective January 1, 2024, the Company’s financial statements will be audited in accordance with U.S. GAAP. Prior to January 1, 2024, the Company qualified as a foreign private issuer and its historical financial statements were prepared in accordance with IFRS.

Item 8.01	Other Events.

On January 29, 2024, the Company issued a press release announcing the proposed offering of $300.0 million aggregate principal amount of convertible senior notes due 2030 (the “Notes”) in a private placement (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and the related grant to the initial purchasers of the Notes of an option to purchase, exercisable for settlement during the 13-day period beginning on, and including, the initial issue date of the Notes, up to an additional $45.0 million aggregate principal amount of Notes in the Offering. The Company intends to use the net proceeds from the offering, together with its existing cash and cash equivalents, to accelerate its clinical pipeline and for ongoing commercial expansion. In addition, the Company intends to repay in full loans outstanding under its loan agreement with investment funds managed by Pharmakon Advisors, LP. The Company intends to use any remaining proceeds for other working capital and general corporate purposes. A copy of the press release announcing the Offering is attached hereto as Exhibit 99.1.

In connection with the Offering of the Notes, the Company intends to disclose certain information regarding its business to prospective investors in a confidential preliminary offering memorandum dated January 29, 2024. The preliminary offering memorandum includes information that supplements or updates certain prior disclosures of the Company, which information is attached hereto as Exhibit 99.2 and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer to sell, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offers of the securities would be made only by means of a confidential offering memorandum. These securities have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Words such as “may”, “will”, “believe”, “expect”, “plan”, “anticipate” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. All statements, other than statements of historical facts, included in this Current Report on Form 8-K are forward-looking statements. These statements include, but are, but not limited to, statements regarding: the proposed terms of the Notes; the completion, timing and size of the proposed Offering; the anticipated use of the net proceeds from the Offering; and the Company’s preliminary unaudited financial and operating results for the quarter and year ended December 31, 2023.  Any forward-looking statements are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual events or results to differ materially and adversely from those set forth in or implied by such forward-looking statements, many of which are beyond the Company’s control. These statements are not guarantees of future performance and actual results could differ materially from the Company’s current expectations. As a result, you are cautioned not to rely on these forward-looking statements. Factors that could cause or contribute to such differences include the risks and uncertainties discussed in the “Risk Factors” section of the Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission on March 1, 2023, and other subsequent filings the Company makes with the Securities and Exchange Commission from time to time. The Company assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated January 29, 2024.
99.2	Excerpts from Confidential Preliminary Offering Memorandum dated January 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOCORE HOLDINGS PLC

Dated: January 29, 2024	By:	/s/ Bahija Jallal, Ph.D.
Name:	Bahija Jallal, Ph.D.
Title:	Chief Executive Officer